Exhibit 10.10

CONVERTIBLE NOTE PURCHASE AGREEMENT

THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”) is dated as of November 14, 2014 by and among Collegium Pharmaceutical, Inc., a Virginia corporation (the “Company”), and the persons or entities listed as purchasers and set forth on the signature page hereof (the “Purchasers”).

ARTICLE I
PURCHASE, SALE AND TERMS OF NOTES

Section 1.1.  The Notes.  The Company has authorized the issuance and sale of convertible promissory notes in the aggregate principal amount of Five Million Dollars ($5,000,000) to the Purchasers in the principal amounts set forth opposite their respective names in the Schedule of Purchasers attached hereto as Exhibit A as such exhibit may be updated from time to time.  The convertible promissory notes shall be substantially in the form attached hereto as Exhibit B and are herein referred to individually as a “Note” and collectively as the “Notes”.

Section 1.2.  Purchase and Sale of Notes.  The Company agrees to issue and sell to the Purchasers, and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally and not jointly, agree to purchase from the Company at the Closing (as hereinafter defined) the Notes as set forth opposite such Purchaser’s name on Exhibit A as such exhibit may be updated from time to time.

Section 1.3.  Initial Closing.  The first purchase and sale of the Notes shall take place at an initial closing (the “Initial Closing”) at the offices of the Company at 10:00 a.m. on the date hereof, or on such other date and at such time as may be mutually agreed upon by the Company and the Purchasers, in which the Company will sell, and each of the Purchasers listed on Exhibit A under the heading “Initial Closing” will purchase Notes in the amounts set forth opposite such Purchaser’s name.  At the Initial Closing, the Company will issue and deliver the applicable Notes to the Purchasers as set forth on Exhibit A hereto, against payment of the purchase price thereof by wire transfer of immediately available funds to an account designated by the Company.

Section 1.4.  Subsequent Closing.  The purchase and sale of Notes in the aggregate principal amount of $754,828.55 (the “Subsequent Closing Amount”) shall take place at a subsequent closing (the “Subsequent Closing” together with the Initial Closing, hereinafter, a “Closing”) at the offices of the Company at 10:00 a.m. on a date  that is 14 days after the date of the Initial Closing, or on such other date and at such time as may be mutually agreed upon by the Company and the Purchasers, at which closing Boston Millennia Partners II Limited Partnership and its Affiliates (as defined below) may purchase the entire Subsequent Closing Amount.  In the event Boston Millennia Partners II Limited Partnership and its Affiliates purchase less than the entire Subsequent Closing Amount (the “Unsubscribed Amount”), each Purchaser that participated in the Initial Closing shall purchase its pro rata percentage (such percentage as set forth on Exhibit A) of the Unsubscribed Amount, if any.  Exhibit A shall be updated immediately prior to the Subsequent Closing to reflect the Purchasers and amounts of Notes purchased by such Purchasers in the Subsequent Closing.  At the Subsequent Closing, the Company will issue and deliver the applicable Notes to the Purchasers, against payment of the purchase price thereof by wire transfer of immediately available funds to an account designated by the Company.  “Affiliate” shall mean any person, entity or firm which, directly or indirectly, controls, is controlled by or is under common control with such holder, including, without limitation, any entity of which the holder is a partner or member, any partner, officer, director, member or employee of such holder and any venture capital fund now or hereafter existing of which the holder is a partner or member which is controlled by or under common control with one or more general partners of such holder or shares the same management company with such holder.

Section 1.5.  Further Assurances.  The Company and each Purchaser hereby agrees to execute, or cause to be executed, any further agreements, approvals, written consents or documents, without further consideration, which may reasonably be required by the Company to effect the actions contemplated by this Agreement.

Section 1.6.  Securities Covered by Investor Rights Agreement.  The Company and the Purchasers hereby acknowledge and agree that the Seventh Amended and Restated Investor Rights Agreement dated July 23, 2014 by and among the Company and the stockholders of the Company party thereto (“Investor Rights Agreement”) and the Sixth Amended and Restated Stockholders Agreement dated July 23, 2014 by and among the Company and the stockholders of the Company party thereto (“Stockholder Agreement”) are hereby amended to provide that any shares of the Company’s Preferred Stock issued upon conversion of any of the Notes issued hereunder shall be deemed “Preferred Stock” for purposes of the Investor Rights Agreement and any shares of Preferred Stock or Common Stock issued upon conversion of any of the Notes hereunder shall be deemed “Shares” for purpose of the Stockholder Agreement.  Except as expressly amended hereby, all other terms of the Investor Rights Agreement and the Stockholder Agreement shall remain unmodified and in full force and effect.

ARTICLE II
CONDITIONS TO PURCHASERS’ OBLIGATIONS

The respective and several obligations of each Purchaser to purchase and pay for the Notes to be purchased by it at the applicable Closing are subject to the following conditions:

Section 2.1.  Representations and Warranties.  The representations and warranties of the Company set forth in Article IV hereof shall be true and correct on the date of the applicable Closing.

Section 2.2.  Closing Documentation.  At the Closing, the Company shall duly execute and deliver against receipt of each Purchaser’s payment a Note in such Purchaser’s name.

ARTICLE III
CONDITIONS TO COMPANY’S OBLIGATIONS

The obligations of the Company to sell and issue the Notes to each Purchaser at the Closing are subject to the following conditions:

Section 3.1.  Representations and Warranties.  The representations and warranties of the applicable Purchaser set forth in Article V hereof shall be true and correct on the date of the Closing.

Section 3.2.  Documentation at the Closing.  Each Purchaser shall have duly executed, on or prior to the applicable Closing, a counterpart signature page to that certain Subordination Agreement between the Purchasers, the Company and Silicon Valley Bank, in substantially the form attached hereto as Exhibit C.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company represents and warrants to each of the Purchasers as of the applicable Closing as follows:

Section 4.1.  Organization.  Qualifications and Corporate Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Virginia and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified would not have a material adverse effect on the business or assets of the Company (“Material Adverse Effect”).  The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted, to execute, deliver and perform this Agreement and to issue, sell and deliver the Notes.

Section 4.2.  Authorization of Agreement.   All corporate action required to be taken by the Board of Directors and stockholders in order to authorize the Company to enter into this Agreement, that certain Subordination Agreement with Silicon Valley Bank and to issue the Notes (collectively, the “Transaction Agreements”) has been taken or will be taken prior to the Closing.  All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the Company under the Transaction Agreements to be performed as of the Closing, has been taken or will be taken prior to the Closing.  The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

Section 4.3.  Compliance with Law and Other Instruments.  The Company is not in default under the terms and provisions of this Agreement, of its articles of incorporation and bylaws, and of all mortgages, indentures, leases, agreements and other instruments, if any, by which it is bound or to which it or any of its respective properties or assets are subject.  The Company is not in default under any judgments, decrees, governmental orders, statutes, rules or regulations by which it is bound or to which any of its properties or assets are subject.  Neither the execution and delivery of this Agreement or the issuance of the Notes, nor the consummation of any transaction contemplated by this Agreement, has constituted or resulted in or will constitute or result in a material default or violation of any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations.

Section 4.4.  No Brokers or Finders.  The Company has not incurred or agreed to incur, directly or indirectly, any liability for brokerage or finders’ fees, agents’ commissions or other similar charges in connection with this Agreement, the Notes or any of the transactions contemplated hereby or thereby.

Section 4.5.  Offering Exemption.  Assuming the accuracy of the representations of the Purchasers set forth in Article V below, the offer, sale and issuance of the Notes and the securities issuable upon conversion and exercise thereof in conformity with the terms of this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and are exempt from the qualification and registration requirements of all applicable state securities laws.  Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Notes or the securities issuable upon conversion and exercise thereof to any person or entity so as to bring the offer or sale of the Notes or the securities issuable upon conversion and exercise thereof by the Company within the registration provisions of the Securities Act or any state securities laws.  None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Section 4.6.  Use of Proceeds.  The proceeds from issuance and sale of the Notes shall be used for general working capital purposes.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser severally represents and warrants to the Company that: (a) it has full power and authority to enter into and perform this Agreement in accordance with its terms, and it was not organized for the specific purpose of acquiring the Notes, (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof, (c) it has made an investigation of the Company and its business as it has deemed necessary, has had an opportunity to discuss and review the Company’s business, management and financial affairs with the Company’s management as it has deemed necessary and all questions it has posed to management have been answered to its satisfaction (the foregoing, however, does not limit or modify the representations and warranties of the Company in Article IV of this Agreement or the right of the Purchasers to rely on such representations and warranties), (d) the Notes being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, (e) it understands that (i) the Notes have not been registered under the Securities Act, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Rule 506 promulgated under the Securities Act, (ii) the Notes must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Notes will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect; (f) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with the terms of the Agreement subject to the Enforceability Exceptions; and (g) it is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act. No Purchaser nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, affiliates or executive officers are subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Neither the purchase of the Notes by, nor the issuance of securities upon conversion of the Notes to, the Purchaser will subject the Company to any Disqualification Event.

ARTICLE VI
MISCELLANEOUS

Section 6.1.  Authorization of Conversion Securities.  The Company shall use best efforts, prior to conversion of any Notes, to amend its articles of incorporation as and to the extent necessary, if at all, to authorize sufficient shares of Qualified Financing Securities (as defined in the Notes) and/or common stock, as the case may be, for the conversion of the Notes, and authorize sufficient shares of Common Stock for the conversion of such Qualified Financing Securities.  Thereafter, the Company shall reserve an adequate number of shares of Qualified Financing Securities for conversion of the Notes and an adequate number of shares of Common Stock for the conversion of such Qualified Financing Securities.

Section 6.2.  No Waiver; Cumulative Remedies.  No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 6.3.  Amendments, Waivers and Consents.  The terms and provisions of this Agreement and/or the Notes may be modified or amended only by a written instrument duly executed by the Company and Purchasers holding at least 60% of the aggregate amount of outstanding principal under the Notes, which expressly refers to this Agreement and the Notes and modifies or amends this Agreement and all Notes in the same manner.

Section 6.4.  Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party to be notified, (b) when sent, if sent by confirmed facsimile or electronic mail during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A, or to such facsimile number or address as subsequently modified by written notice given in accordance with this Section.  If notice is given to the Company, a copy shall also be sent to Robert Chow, Esq., Pepper Hamilton LLP, 125 High Street, 19th Floor, High Street Tower, Boston, MA 02110, facsimile: (617) 204-5150.

Section 6.5.  Binding Effect: Assignment.  This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 6.6.  Survival of Warranties.  Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company.

Section 6.7.  Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 6.8.  Governing Law.  This Agreement shall be governed by and construed in accordance with the Commonwealth of Virginia, without regard to its principles of conflicts of laws.

Section 6.9.  Counterparts.  This Agreement may be executed and delivered by facsimile or electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 6.10.  Expenses.  Each party hereto shall be responsible for its own expenses related to the negotiation of this Agreement and the transactions contemplated hereby.

Section 6.11.  Entire Agreement.  This Agreement (including the Exhibits hereto) and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Convertible Note Purchase Agreement on the day, month and year first above written.

The Company:

COLLEGIUM PHARMACEUTICAL, INC.

By:	/s/ Michael Heffernan
Name:	Michael Heffernan
Title:	CEO

The Purchasers:

LONGITUDE VENTURE PARTNERS, L.P.
a Delaware Limited Partnership

By: Longitude Capital Partners, LLC
Its General Partner

By:	/s/ Patrick Enright
Name:	Patrick Enright
Title:	Managing Member

LONGITUDE CAPITAL ASSOCIATES, L.P.
a Delaware Limited Partnership

By: Longitude Capital Partners, LLC
Its General Partner

By:	/s/ Patrick Enright
Name:	Patrick Enright
Title:	Managing Member

The Purchasers (Cont.):

SKYLINE VENTURE PARTNERS V, L.P.

By:	Skyline Venture Management V, LLC
Its:	General Partner

By:	/s/ John G. Freund
John G. Freund, Managing Director

FRAZIER HEALTHCARE VI, LP
By FHM VI, LP, its general partner
By FHM VI, LLC, its general partner

By:	/s/ Patrick Heron
Name:	Patrick Heron
Title:	Manager

Exhibit A

SCHEDULE OF PURCHASERS

I.                                        Initial Closing

Name of Purchaser	Amount of Notes Purchased	Pro Rata Percentage
Longitude Venture Partners, L.P. *** Fax:	$1,790,608.63	42.18%
Longitude Capital Associates, L.P. *** Fax:	$35,890.29	0.85%
Skyline Venture Partners V, L.P. *** Fax: ***	$1,494,408.06	35.20%
Frazier Healthcare VI, LP *** Fax: ***	$924,264.47	21.77%
Totals:	$4,245,171.45	100.00%

II.                                   Subsequent Closing

[To Come]

Exhibit B

FORM OF CONVERTIBLE PROMISSORY NOTE

Exhibit B has been omitted as such document has been separately filed as an exhibit to the Form S-1. The Company agrees to furnish supplementally a copy of this exhibit to the Securities and Exchange Commission upon request.

Exhibit C

SUBORDINATION AGREEMENT

Exhibit C has been omitted as such document has been separately filed as an exhibit to the Form S-1. The Company agrees to furnish supplementally a copy of this exhibit to the Securities and Exchange Commission upon request.

COLLEGIUM PHARMACEUTICAL, INC.

JOINDER TO CONVERTIBLE NOTE PURCHASE AGREEMENT

THIS JOINDER TO CONVERTIBLE NOTE PURCHASE AGREEMENT (“Joinder”) is executed and delivered as of December 2, 2014 by each of the undersigned pursuant to which each of the undersigned agrees (a) to become a party to that certain Convertible Note Purchase Agreement dated as of November 14, 2014 (the “Purchase Agreement”), by and among Collegium Pharmaceutical, Inc., a Virginia corporation (the “Company”), and the other purchasers of the Company’s convertible promissory notes (the “Notes”) party thereto and (b) to purchase that Notes in the principal amounts set forth in the table below at a Subsequent Closing to be held on or before the date hereof.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Purchase Agreement.

1.                                     Each of undersigned acknowledges and agrees having read the representations and warranties set forth in Article V of the Purchase Agreement entitled “Representations and Warranties of the Purchasers” and hereby represents that the statements contained therein are true, complete and accurate as of the date hereof with respect to the undersigned as a Purchaser.

Purchaser	Principal Amount of Note Purchased
Boston Millennia Partners II Limited Partnership	$626,750.08
Boston Millennia Partners II-A Limited Partnership	$30,022.87
Boston Millennia Partners GmbH & Co. KG	$89,249.79
Strategic Advisors Fund Limited Partnership	$5,635.52
Boston Millennia Associates II Partnership	$3,170.29
Total:	$754,828.55

2.                                      Exhibit A to the Purchase Agreement is as Exhibit A attached hereto.

3.                                      Subject to the foregoing, the Purchase Agreement is hereby expressly ratified and confirmed and remains in full force and effect.

4.                                      This Joinder may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to Convertible Note Purchase Agreement on the day, month and year first above written.

PURCHASERS:

BOSTON MILLENNIA PARTNERS II LIMITED PARTNERSHIP
By:	Glen Partners II Limited Partnership

By:	/s/ Martin J. Hernon
General Partner

BOSTON MILLENNIA PARTNERS II-A LIMITED PARTNERSHIP
By: Glen Partners II Limited Partnership

By:	/s/ Martin J. Hernon
General Partner

BOSTON MILLENNIA PARTNERS GMBH & CO. KG
By: Boston Millennia Verwaltunge GmbH

By:	/s/ Martin J. Hernon
Managing Director

BOSTON MILLENNIA ASSOCIATES II PARTNERSHIP

By:	/s/ Martin J. Hernon
General Partner

STRATEGIC ADVISORS FUND LIMITED PARTNERSHIP
By: Glen Partners II Limited Partnership

By:	/s/ Martin J. Hernon
General Partner

THE COMPANY:

COLLEGIUM PHARMACEUTICAL, INC.

By:	/s/ Michael Heffernan
Name:	Michael Heffernan
Title:	President and CEO

[Signature Page to Joinder to Convertible Note Purchase Agreement]

Exhibit A

SCHEDULE OF PURCHASERS

I.                                        Initial Closing

Name of Purchaser	Amount of Notes Purchased	Pro Rata Percentage
Longitude Venture Partners, L.P. *** Fax:	$1,790,608.63	42.18%
Longitude Capital Associates, L.P. *** Fax:	$35,890.29	0.85%
Skyline Venture Partners V, L.P. *** Fax: ***	$1,494,408.06	35.20%
Frazier Healthcare VI, LP *** Fax: ***	$924,264.47	21.77%
Totals:	$4,245,171.45	100.00%

II.                                   Subsequent Closing

Name of Purchaser	Amount of Notes Purchased
Boston Millennia Partners II Limited Partnership	$626,750.08
Boston Millennia Partners II-A Limited Partnership	$30,022.87
Boston Millennia Partners GmbH & Co. KG	$89,249.79
Strategic Advisors Fund Limited Partnership	$5,635.52
Boston Millennia Associates II Partnership	$3,170.29
Total:	$754,828.55